                                    [PHOTO]





COLONIAL TAX-EXEMPT INSURED FUND    ANNUAL REPORT

November 30, 1997





                         -------------------------------
                         Not FDIC   |    May Lose Value
                         Insured    |  No Bank Guarantee
                         -------------------------------

================================================================================
                  COLONIAL TAX-EXEMPT INSURED FUND HIGHLIGHTS

                      DECEMBER 1, 1996 - NOVEMBER 30, 1997

INVESTMENT OBJECTIVE: Colonial Tax-Exempt Insured Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds.

PORTFOLIO MANAGER COMMENTARY: "The investment environment for interest rate-sensitive investments, including municipal bonds, improved during the second half of the period. The Fund was well positioned to take advantage of this shift and the portfolio delivered above average after-tax total returns for the fiscal year." -- GARY SWAYZE

                  COLONIAL TAX-EXEMPT INSURED FUND PERFORMANCE

                                                   CLASS A    CLASS B  CLASS C(1)
Inception dates                                   11/20/85    5/5/92    8/1/97
Twelve-month distributions declared per share(2)   $0.394      $0.332   $0.117
SEC yields on 11/30/97(3)                            3.79%       3.22%    3.53%
Taxable-equivalent SEC yields(4)                     6.27%       5.33%    5.84%
Twelve-month total returns, assuming                 6.63%       5.83%    0.68%
reinvestment of all distributions and no
sales charge or contingent deferred
sales charge (CDSC)
Net asset value per share on 11/30/97              $ 8.47      $ 8.47   $ 8.47

(1) Class C share total returns are cumulative since inception on August 1, 1997.

(2) A portion of the Fund's income may be subject to the alternative minimum tax.

(3) The 30-day SEC yields on November 30, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

(4) Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

        MATURITY BREAKDOWN as of 11/30/97 (Based on effective maturity)

1 - 3 years................  3.1%          15 - 20 years.............. 28.7%
3 - 5 years................  6.3%          20 - 25 years.............. 25.4%
5 - 7 years................  1.3%          25+ years..................  8.7%
7 - 10 years...............  1.5%          Cash and Equivalents.......  1.1%
10 - 15 years.............. 23.9%

Maturity breakdown is calculated as a percentage of unaudited total investments, including short-term obligations. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these maturity weightings in the future.

================================================================================
                                       2

================================================================================
                              PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

I am pleased to present the annual report for Colonial Tax-Exempt Insured Fund. This report reflects on the investment environment for the 12 months ended November 30, 1997.

                                                                         [PHOTO]

The economy grew at a healthy pace during the past year. The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise short-term interest rates in March for the first time in two years. This action was a response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined. However, by mid-April, economic growth appeared to slow while inflation remained under control. During the second half of the period, interest rates declined and bond prices rose. At this point, evidence suggests that moderate economic growth will continue in 1998 and that inflation will remain subdued despite low levels of unemployment.

Investments in municipal bonds outperformed most alternative fixed-income investments, including Treasury bonds, during the first half of the period. However, during the second half, a seasonal surge in municipal supply combined with increased refundings caused the tax-exempt market to fall behind. This offered attractive relative yields and positioned the market for relative positive performance in the months ahead as the supply is absorbed.

During the year, the yield spreads between high and low quality municipal bonds decreased. Investors did not receive much benefit for taking on additional risk associated with lower quality bonds as spreads narrowed. As interest rates declined during the last months of the period, investors increasingly "reached" for yield, despite a decrease in yields. This resulted in rising prices for lower quality municipal bonds relative to insured bonds, as investors downplayed the value of higher quality issues in this strong economy.

The long-term benefits of investing in any municipal bond fund include tax-free income and the opportunity to diversify your fixed-income portfolio. Colonial Tax-Exempt Insured Fund continues to offer you competitive tax-free income and potential for long-term total return.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
January 9, 1998

Because market conditions change frequently, there can be no assurance that the trends described here will continue.

================================================================================
                                       3

                          PORTFOLIO MANAGEMENT REPORT

GARY SWAYZE is portfolio manager of Colonial Tax-Exempt Insured Fund and is vice president of Colonial Management Associates, Inc. Mr. Swayze assumed management of the Fund in October, 1997.

FUND WAS WELL POSITIONED TO BENEFIT FROM IMPROVING INVESTMENT ENVIRONMENT

During the first half of the period, interest rates were rising in response to unanticipated strength in the auto, housing and manufacturing sectors. However, by mid-April we saw signs of improving conditions for bond prices - economic growth was slowing and inflation continued to be low. In addition, Congress agreed to a balanced budget plan that further calmed fixed-income markets. Because many signs suggested that the rising interest rate environment was behind us, we shifted the Fund's focus to investments that we expected would outperform during periods of declining interest rates.

For example, we increased our holdings of non-callable bonds. Callable bonds are likely to be redeemed when interest rates decline because issuers want to reduce their borrowing costs. Non-callable bonds are attractive in a falling interest rate environment because their issuers cannot "call", or redeem, the bonds before they mature. As a result of their longer lifespans, non-callable bonds are more sensitive to changes in interest rates and experience greater price increases when interest rates decline.

FUND GENERATED ABOVE AVERAGE ANNUAL TOTAL RETURN

The Fund's 12-month total return of 6.63% for Class A shares, based on net asset value, outperformed the Fund's Lipper competitive peer group average of 6.03% for the same period. Our above average performance was due primarily to a larger than average concentration in bonds that have a relatively high sensitivity to interest rates. These bonds experienced larger price gains as interest rates declined during the second half of the period.

NEW FUND MANAGER ANTICIPATES FEW CHANGES IN APPROACH

The Fund has been actively managed in keeping with the investment environment, emphasizing longer maturity bonds when interest rates are falling and shorter maturity bonds when interest rates are rising. We do not anticipate making any substantive changes in investment style or philosophy.

Going forward, we expect the current investment environment to continue, with moderate economic growth and controlled inflation. We believe municipal market dynamics are positive as we look for a period of potentially strong performance relative to Treasuries early in 1998. The supply of tax-exempt bonds typically declines early in the year. On the demand side, municipal holders tend to receive most interest payments at the beginning and in the middle of the year stimulating reinvestment demand during these periods. Municipal bonds currently represent excellent value when

================================================================================
                                       4

================================================================================
compared to other fixed-income investments, including Treasury bonds. We believe that tax-exempt bonds will continue to offer compelling after-tax total returns.


          COLONIAL TAX-EXEMPT INSURED FUND INVESTMENT PERFORMANCE VS.
                    THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

              Change in Value of $10,000 from 11/30/87 - 11/30/97
                    Based on NAV and POP for Class A Shares

                                    [GRAPH]

                    NAV               POP                Lehman
                  --------          --------             ------
11/30/87             10000              9525              10000
                  10551.27          10050.08              10618
                  10449.98          9953.606              10543
                  10703.58          10195.16              10777
                  11004.43          10481.72              11063
                  11251.66          10717.21              11277
                  11671.27          11116.89              11757
                  11834.75           11272.6              11960
                  12112.49          11537.14              12282
                  12219.99          11639.54              12434
                  12394.82          11806.07              12617
                  12470.91          11878.54              12728
                  12918.07          12304.46              13227
                   13230.9          12602.43              13580
                  13566.78          12922.36              13888
                  13820.72          13164.24              14229
                  14165.98           13493.1              14584
                  14526.34          13836.34              14936
                  14747.46          14046.95              15252
                  15229.54          14506.13              15817
                  15419.73           14687.3              16047
                  16315.84          15540.84              16992
                  16347.87          15571.34              17077
                  16941.02          16136.32              17747
                  16961.69          16156.01              17826
                  16975.88          16169.53              17933
                  16525.53          15740.57              17499
                  16771.07          15974.45              17772
                  15840.24          15087.83              16889
                  17224.73          16406.56              18271
                  17868.57          17019.81              19093
                  17881.38          17032.01              19348
                  18777.24          17885.32              20081
                  18846.96          17951.73              20289
                  18396.65          17522.81              19966
                  18728.13          17838.55              20361
                  19617.91          18686.06              21261
                  19598.87          18667.92              21407
                  19765.81          18826.94              21619
                  20386.01          19417.67              22243
11/30/97          20917.95          19924.35              22786


A $10,000 investment in Class B shares made on May 5, 1992 (inception), at net asset value (NAV), would have been valued at $13,755 on November 30, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $13,655 on November 30, 1997. A $10,000 investment in Class C shares made on August 1, 1997 (inception), at NAV, would have grown to $10,068 on November 30, 1997. The same investment after deducting the applicable CDSC would have been valued at $9,969.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 11/30/97
--------------------------------------------------------------------------------

                   CLASS A SHARES      CLASS B SHARES        CLASS C SHARES(1)
INCEPTION            11/20/85              5/5/92                 8/1/97
                    NAV    POP           NAV    W/CDSC          NAV   W/CDSC
--------------------------------------------------------------------------------
1 YEAR              6.63%   1.56%       5.83%    0.83%         --       --
--------------------------------------------------------------------------------
5 YEARS             6.29    5.26        5.50     5.18          --       --
--------------------------------------------------------------------------------
10 YEARS            7.66    7.14         --       --           --       --
--------------------------------------------------------------------------------
SINCE INCEPTION     7.78    7.34        5.88     5.74         0.68%   (0.31)%
--------------------------------------------------------------------------------

(1) Class C share total returns are cumulative since inception on August 1, 1997.

Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charges of 5% for one year, 2% for five years and 1% since inception for Class B shares, and 1% since inception for Class C shares. Past performance cannot predict future results.

================================================================================
                                       5

                              INVESTMENT PORTFOLIO
                        NOVEMBER 30, 1997 (IN THOUSANDS)

MUNICIPAL BONDS - 97.6%                                         PAR       VALUE
--------------------------------------------------------------------------------
 EDUCATION - 15.7%
  EDUCATION - 3.7%
  MA Health and Educational Facilities:
   Harvard University, Series N,
                                6.250%  04/01/20                $4,760  $  5,504
   Northeastern University, Series E,
                                6.550%  10/01/22                 1,500     1,639
  UT State Municipal Finance Co-Operative
   Local Government, Pooled Capital
   Improvement,
                                6.800%  05/01/12                 1,000     1,101
                                                                        --------
                                                                           8,244
                                                                        --------

  LOCAL GENERAL OBLIGATIONS - 10.4%
  AZ Maricopa County School District,
   Number 8 Osborn,
                                7.500%  07/01/08                 1,235     1,531
  AZ Mohave County Unified High School
   District, Series B,
                                8.500%  07/01/06                   250       321
  AZ Tucson, Series 1994-G,
                                7.625%  07/01/14                 3,140     4,066
  CO El Paso County School District No. 11,
   Series 1996,
                                7.100%  12/01/18                 3,220     4,021
  CO Highlands Ranch Metropolitan
   District No. 2, Series 1996,
                                6.500%  06/15/12                 1,000     1,164
  GA Columbia County School District,
   Series A,
                                6.750%  04/01/08                 1,695     1,981
  IL Chicago, Series 1995 A-2,
                                6.250%  01/01/14                 4,000     4,465
  MD Baltimore:
                                7.000%  10/15/08                   300       361
                                7.000%  10/15/09                 1,055     1,274
  NV Clark County:
   Las Vegas Library District,
                                7.500%  02/01/02                 1,000     1,119
   Series A,
                                7.500%  06/01/07                   350       427

                     Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------
  OH Greater Cleveland Regional
   Transportation Authority,
    Series 1996,
                                5.600%  12/01/11                $2,000  $  2,092
                                                                        --------
                                                                          22,822
                                                                        --------

  STUDENT LOAN - 1.6%
  AL State Higher Education Loan Corp.,
   Series 1994-C,
                                5.850%  09/01/04                 1,000     1,059
  NM State Educational Assistance
   Foundation, Series A,
                                6.700%  04/01/02                   200       211
  PA State Higher Education Assistance
   Student Loan RIB (variable rate),
    Series 1990-B,
                               10.739%  03/01/20                 2,000     2,237
                                                                        --------
                                                                           3,507
                                                                        --------

--------------------------------------------------------------------------------
 HEALTHCARE - 8.9%
  HOSPITALS - 8.3%
  IL Health Facilities Authority:
   Methodist Health Services Corp.:
    Series 1985-G,
                                8.000%  08/01/15                   940     1,001
    Series 1992-B, RIB (variable rate),
                                9.740%  05/01/21                   500       592
    Rockford Memorial Hospital, Series B,
                                6.750%  08/15/18                    50        54
  MA Health and Educational Facilities Authority:
   New England Deaconess Hospital,
    Series D,
                                6.875%  04/01/22                 2,500     2,759
   McLean Hospital, Series C,
                                6.625%  07/01/15                   500       547
   Valley Regional Health System,
    Series C,
                                7.000%  07/01/08                 1,585     1,880
  MS State Hospital Equipment and
   Facilities Authority,
   Rush Medical Foundation Project,
                                6.700%  01/01/18                   250       272
  NC Charlotte-Mecklenburg Hospital
   Authority,
                                5.125%  01/15/22                 1,000       970
  NV Reno Hospital, St. Mary's Regional
   Medical Center, Series 1991-A,
                                6.700%  07/01/21                 1,000     1,078

                     Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                         PAR       VALUE
--------------------------------------------------------------------------------
 HEALTHCARE - CONT.
  HOSPITALS - CONT.
  OK State Industrial Authority,
   Baptist Medical Center,
    Series C,
                                7.000%  08/15/04                $1,500  $  1,716
  TN Knox City Health Education and
   Housing Facilities,
                                5.250%  01/01/15                 5,000     5,081
  WI State Health & Educational
   Facilities Authority:
   Bellin Memorial Hospital,
                                6.625%  02/(a)08                 1,000     1,147
   Waukesha Memorial Hospital,
                                7.250%  08/15/19                    60        65
   WI Milwaukee Regional Medical Center,
    Series 1990,
                                7.500%  08/(a)11                 1,000     1,087
                                                                        --------
                                                                          18,249
                                                                        --------

  NURSING HOMES - 0.6%
  WA State Housing Finance Commission,
   Franciscan Elder Care Corp.,
    Series 1991,
                                6.875%  01/01/21                 1,340     1,442
                                                                        --------

--------------------------------------------------------------------------------
 HOUSING - 4.6%
  MULTI-FAMILY - 2.2%
  IL Onterie Center Housing Finance Corp.,
   Onterie Center Project,
    Series 1992-A,
                                7.050%  07/01/27                 2,000     2,142
  MA State Housing Finance Agency,
   Series A,
                                6.400%  01/01/09                 2,000     2,155
  MD Howard County Medical Mortgage
   Heartlands Elderly Apartments,
    Series 1985,
                                8.875%  12/01/10                   490       529
                                                                        --------
                                                                           4,826
                                                                        --------

  SINGLE-FAMILY - 2.4%
  AK State Housing Finance Corp.,
   Series 1990-A2,
                                7.000%  12/01/11                   145       156
  FL Brevard County Housing Finance Authority,
   Series C,
                                7.000%  09/01/23                    40        42


                     Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------
  MA State Housing Finance Agency,
   Series 21,
                                7.125%  06/01/25                $1,310  $  1,412
  MS Housing Finance Corporation Single
   Family Mortgage,
                                8.250%  10/15/18                 2,445     2,558
  WV State Housing Development Fund,
    Series C,
                                5.800%  05/(a)(b)                1,000     1,064
                                                                        --------
                                                                           5,232
                                                                        --------

--------------------------------------------------------------------------------
 OTHER - 13.9%
  LOCAL APPROPRIATED - 4.2%
  CA Santa Clara County Financing Authority,
   Series A,
                                5.000%  11/15/17                 2,500     2,425
  IL Chicago Board of Education,
   Series 1992-A,
                                6.250%  01/01/15                 6,000     6,742
                                                                        --------
                                                                           9,167
                                                                        --------

  POOL/BOND BANK - 0.6%
  MI Municipal Bond Authority, Local
   Government Loan Program,
    Series 1991-C,
                                 (c)    06/15/15                 3,380     1,331
                                                                        --------

  REFUNDED/ESCROWED (d) - 9.1%
  CA Alameda County,  Series 1985-1,
                                7.250%  12/01/08                 1,300     1,436
  CA East Bay Municipal Utilities District,
   Series 1990,
                                7.500%  06/01/18                 2,500     2,744
  CA Los Angeles County Transport Commission
   Sales Tax, Metropolitan Train,
    Series 1991-A,
                                6.750%  07/01/18                 1,000     1,102
  FL Dunedin, Mease Health Care Center,
   Series 1991,
                                6.750%  11/15/11                   100       111
  FL Hollywood Water & Sewer Revenue,
                                6.750%  10/01/11                    50        55
  IL Chicago, Central Public Library Project,
   Series 1988-C,
                                6.850%  01/01/17                 1,000     1,115


                     Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                         PAR       VALUE
--------------------------------------------------------------------------------
 OTHER - CONT.
  refunded/escrowed - cont.
  IL Decatur,
                                6.900%  10/01/14                $  250  $    272
  IN Whitko Middle School Building
   Corporation First Mortgage, Series 1991,
                                6.750%  07/15/12                 1,000     1,091
  NY New York City Municipal Finance
   Authority Water and Sewer Systems,
    Series 1991-C,
                                7.000%  06/15/16                 1,500     1,658
  NY State Dormitory Authority,
   City University System, Series 1990-F,
                                7.500%  07/01/20                 2,000     2,200
  NY State Medical Care Facilities
   Finance Agency, St. Luke's-Roosevelt
   Hospital Center, Series 1989-B,
                                7.450%  02/15/29                   500       544
  OK State Industrial Authority,
   Baptist Medical Center,
    Series A,
                                7.000%  08/15/14                   150       164
  OR Portland International Airport,
                                7.100%  07/01/21                   950     1,142
  PA Pottstown Borough Authority Sewer,
   Guaranteed Sewer Revenue, Series 1991,
                                 (c)    11/01/16                 1,000       375
  SC Charleston County Certificate
   of Participation, Series 1991,
                                7.100%  06/01/11                 2,000     2,223
  SC Piedmont Municipal Power Agency,
   Series 1991-A,
                                6.125%  01/01/07                    75        84
  TN Chattanooga-Hamilton County,
   Series 1991-B, RIB (variable rate),
                                9.824%  05/25/21                 1,000     1,205
  TX Colorado River Municipal Water
   District, Water Transmission Facilities,
    Series 1991-A,
                                6.625%  01/01/21                   250       267
  TX Harris County Health Facilities
   Development Corp.,
   Texas Children's Hospital, Series A,
                                7.000%  10/01/19                    50        54
  WA State Health & Educational Facilities
   Authority, Franciscan Eldercare 91,
                                6.875%  01/01/21                   910       994

                     Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------
  WI State Health & Educational
   Facilities Authority,
   Waukesha Memorial Hospital,
                                7.250%  08/15/19                $  940  $  1,029
  WV School Building Authority, Capital
   Import Revenue Bonds, Series 1990-B,
                                6.750%  07/01/17                    75        81
                                                                        --------
                                                                          19,946
                                                                        --------

--------------------------------------------------------------------------------
 OTHER REVENUE - 5.8%
  STATE APPROPRIATED
  CA Fairs Financing Authority,
   Series 1991,
                                6.500%  07/01/11                 1,300     1,406
  IN State Office Building Commission,
   Women's Prison, Series B,
                                6.250%  07/01/16                 8,000     9,000
  OH Butler County Transportation Improvement
   District, Series A,
                                6.000%  04/01/12                 2,250     2,427
                                                                        --------
                                                                          12,833
                                                                        --------

--------------------------------------------------------------------------------
 RESOURCE RECOVERY - 0.7%
  RESOURCE RECOVERY
  SC Charleston County Solid Waste User Fee,
                                6.500%  01/01/09                 1,405     1,574
                                                                        --------

--------------------------------------------------------------------------------
 TAX-BACKED - 11.6%
  SPECIAL NON-PROPERTY TAX - 7.5%
  FL Hillsborough County,
   County Center Project, Series B,
                                5.125%  07/01/22                 3,500     3,465
  IL Metropolitan Pier & Exposition
   Authority, McCormick Place Expansion
   Project,
    Series A:
                                 (c)    06/15/16                 3,750     1,392
                                 (c)    06/15/17                 3,800     1,339
  IL State Dedicated Tax,
  Civic Center, Series A,
                                7.000%  12/15/13                   200       218
  NY New York City Transitional Finance
   Authority, Series A,
                                5.125%  08/15/21                 1,000       978
  NY State Local Government Assistance Corp.,
   Series 1993-E,
                                5.000%  04/01/21                 3,175     3,020

                     Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                         PAR       VALUE
--------------------------------------------------------------------------------
 TAX-BACKED - CONT.
  SPECIAL NON-PROPERTY TAX - CONT.
  NY Triborough Bridge & Tunnel Authority,
   Series A,
                                6.625%  01/01/17                $  250  $    269
  PR Commonwealth of Puerto Rico Highway
   & Transportation Authority,
   Series 1996-Y,
                                6.250%  07/01/12                 3,000     3,458
  PR Commonwealth of Puerto Rico,
   Infrastructure Finance Authority, Series A,
                                5.000%  07/(e)28                 2,500     2,413
                                                                        --------
                                                                          16,552
                                                                        --------

  STATE GENERAL OBLIGATIONS - 4.1%
  CA State,
   Series 1995,
                               10.000%  10/01/06                 1,000     1,395
  DC District of Columbia
   General Obligation, Series 1993-B1,
                                5.500%  06/01/09                 1,000     1,044
  MA Massachusetts Bay Transportation
   Authority, Series C,
                                5.000%  03/01/24                 1,500     1,433
  MA State,
   Series B,
                                5.500%  06/01/11                 5,000     5,206
                                                                        --------
                                                                           9,078
                                                                        --------

--------------------------------------------------------------------------------
 TRANSPORTATION - 8.4%
  AIR TRANSPORTATION - 0.5%
  NY Port Authority of New York & New Jersey,
   JFK International Air Terminal, Series 6,
                                6.250%  12/01/08                 1,000     1,123
                                                                        --------

  AIRPORT - 1.1%
  HI State Airport System Revenue,
   Series 2,
                                6.750%  07/01/21                   250       270
  IL Chicago O'Hare International Airport
   Special Facility, International Terminal,
                                6.750%  01/01/12                   300       325
  OR Portland International Airport,
                                7.100%  07/01/21                    50        55
  TX Dallas-Fort Worth Regional Airport,
   Series A,
                                7.375%  11/01/11                 1,380     1,604

                     Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------
  TX Houston Airport System Revenue,
   Series A,
                                6.750%  07/01/21                $  200  $    216
                                                                        --------
                                                                           2,470
                                                                        --------

  TOLL FACILITIES - 0.1%
  TX Harris County,
   Toll Road Revenue,
                                6.500%  08/15/11                   120       131
                                                                        --------

  TRANSPORTATION - 6.7%
  DC Metropolitan Area Transit Authority,
                                6.000%  07/01/10                 1,000     1,105
  IL Regional Transportation Authority,
   Series C,
                                7.750%  06/01/20                 5,000     6,638
  MA State Port Authority,
   Series A,
                                7.500%  07/01/20                 1,000     1,086
  NY Metropolitan Transportation Authority,
   Commuter Facilities, Series 1997 B-1,
                                5.000%  07/01/18                 2,500     2,422
  SC State Ports Authority,
   Series 1991:
                                6.500%  07/01/06                   250       269
                                6.750%  07/01/21                 3,000     3,236
                                                                        --------
                                                                          14,756
                                                                        --------

--------------------------------------------------------------------------------
 UTILITY - 28.0%
  INVESTOR OWNED - 5.7%
  DE State Economic Development Authority,
   New Castle County Gas System,
    Series 1991-C,
                                7.150%  07/01/21                 1,000     1,101
  HI State Department of Budget & Finance,
   Hawaiian Electric Co.,
    Series A,
                                6.600%  01/01/25                 4,000     4,395
  MI St. Clair County Economic
   Development Corp.,
   Detroit Edison Co., Series 1993-AA,
                                6.400%  08/01/24                 1,000     1,104
  NV Clark County Pollution Control
   Nevada Power Company,  Series 1992-B,
                                 6.600%  06/01/19                3,500     3,811

                     Investment Portfolio/November 30, 1997

-------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                         PAR       VALUE
-------------------------------------------------------------------------------
 UTILITY - CONT.
  INVESTOR OWNED - CONT.
  NY New York Energy Research & Development
   Adjusted Gas Facilities,
   Brooklyn Union Gas Company, Series 1989-B,
                                6.750%  02/01/24                $2,000  $  2,187
                                                                        --------
                                                                          12,598
                                                                        --------

  JOINT POWER AUTHORITY - 10.5%
  CA Southern California Power Authority,
   Palo Vero Project,
    Series 1989-A,
                                5.000%  07/01/15                 5,500     5,349
  GA Municipal Electrical Authority
   Special Obligation, Project One,
   Fifth Cross,
                                6.400%  01/01/13                 1,000     1,146
  MN Southern Minnesota Municipal Power
   Agency,
    Series A,
                                5.000%  01/01/16                   750       728
  SC Piedmont Municipal Power Agency,
   Series 1991-A,
                                6.125%  01/01/07                   425       471
  SC State Public Service Authority,
   Series A,
                                6.250%  01/01/22                 3,500     3,824
  TX State Municipal Power Agency:
                                 (c)    09/01/10                 5,000     2,625
                                 (c)    09/01/11                 7,900     3,911
                                 (c)    09/01/12                 3,000     1,395
                                 (c)    09/01/15                 8,975     3,511
  WA State Public Power Supply System,
  Nuclear Project No. 2,
  Series A,
                                6.500%  07/01/05                   200       215
                                                                        --------
                                                                          23,175
                                                                        --------

  MUNICIPAL ELECTRIC - 5.5% AK ANCHORAGE:
   Series 1993,
                                8.000%  12/01/09                 1,000     1,288
   Series 1996,
                                6.500%  12/01/10                 3,075     3,536
  OH Cleveland,
   Series 1996-1,
                                5.000%  11/15/24                 4,000     3,835

                     Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------
  PR Puerto Rico Electric Power Authority,
   Series 1989-O,
                                5.000%  07/01/12                $2,900  $  2,842
  SD Heartland Consumers Power District,
                                6.000%  01/01/09                   300       332
  WA Clark County Public Utilities
   District, Number 001 Electric System,
                                6.500%  01/01/11                   200       216
                                                                        --------
                                                                          12,049
                                                                        --------

  WATER & SEWER - 6.3%
  CA Central Coast Water Authority,
   State Water Project Regional Facilities,
    Series 1996-A,
                                5.000%  10/01/22                 2,000     1,927
  FL Saint John's County Water and Sewer
   Saint Augustine Shores System,
    Series 1991-A:
                                 (c)    06/01/13                 2,600     1,176
                                 (c)    06/01/14                 1,500       639
  GA Fulton County Water and Sewer,
                                6.375%  01/01/14                 6,000     6,908
  IL Kankakee Sewer,
   Series 1991,
                                7.000%  05/01/16                 1,000     1,124
  SC Spartanburg,
                                5.000%  06/01/17                 1,000       983
  VA Loudoun County Sanitation Authority,
    Series 1992,
                                6.250%  01/01/16                 1,000     1,076
                                                                        --------
                                                                          13,833
                                                                        --------

  TOTAL MUNICIPAL BONDS (cost of $195,803)                               214,938
                                                                        --------

OPTIONS - 0.0%                                                CONTRACTS
--------------------------------------------------------------------------------
  March 1998 Treasury Bond Calls:
   Strike price 118, expiration 2/21/98
   (cost of $75)                                                    34        89
                                                                        --------

 TOTAL INVESTMENTS - 97.6% (cost of $195,878)(f)                         215,027
                                                                        --------

SHORT-TERM OBLIGATIONS - 1.1%                                   PAR
--------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (g)
  CA Newport Beach Hoag Hospital,
                                3.800%  10/01/22                $  800       800


                     Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - CONT.                                  PAR       VALUE
--------------------------------------------------------------------------------
  LA East Baton Rouge Paris,
   Rhone-Poulenc Project,
                                3.850%  06/01/98                $  600  $    600
  MS Perry County,
   Leaf River Forest Project,
                                3.900%  03/01/02                   600       600
  NY New York City Municipal Water
   Finance Authority,
    Series 1995-A,
                                4.000%  06/15/25                   300       300
                                                                        --------

  TOTAL SHORT-TERM OBLIGATIONS                                             2,300
                                                                        --------

 OTHER ASSETS & LIABILITIES, NET - 1.3%                                 $  2,896
--------------------------------------------------------------------------------

 NET ASSETS - 100.0%                                                    $220,223
                                                                        --------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) These securities, or a portion thereof, with a total market value of $2,882 are being used to collateralize the delayed delivery purchase indicated in note (e) below.

(b) This security, or a portion thereof, with a total market value of $98, is being used to collateralize open calls on futures.

(c)  Zero coupon bond.

(d) The Fund has been informed that the issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(e) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.

(f)  Cost for federal income tax purposes is the same.

(g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 1997.


                   Acronym                             Name
                   -------                             ----
                     RIB                      Residual Interest Bond

                     Investment Portfolio/November 30, 1997
--------------------------------------------------------------------------------

                        SUMMARY OF SECURITIES BY INSURER

                                                                  % of
          Insurer                                              Net Assets
          -------                                              ----------
          Municipal Bond Insurance Agency                          30.1
          AMBAC Indemnity Corporation                              27.0
          Financial Guarantee Insurance Company                    23.5
          Uninsured Securities                                     13.2
          Financial Security Assurance                              2.9
          Capital Guarantee Insurance Company                       1.2
          Bond Investment Guarantee Insurance                       1.1
          Connie Lee Insurance Company                              1.0
                                                                  -----
                                                                  100.0
                                                                  =====

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                NOVEMBER 30, 1997

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $195,878)                  $215,027
Short-term obligations                                   2,300
                                                      --------
                                                       217,327

Receivable for:
  Interest                                 $4,133
  Investments sold                          2,381
  Fund shares sold                            105
Other                                          54        6,673
                                           ------     --------
    Total Assets                                       224,000

LIABILITIES
Payable for:
  Investments purchased                     2,395
  Distributions                               824
  Fund shares repurchased                     534
Accrued:
  Deferred Trustees fees                        4
Other                                          20
                                           ------
    Total Liabilities                                    3,777
                                                      --------

NET ASSETS                                            $220,223
                                                      ========

Net asset value & redemption price per share -
Class A ($181,543/21,440)                             $   8.47
                                                      ========

Maximum offering price per share - Class A
($8.47/0.9525)                                        $   8.89(a)
                                                      ========

Net asset value & offering price per share -
Class B ($38,580/4,556)                               $   8.47(b)
                                                      ========

Net asset value & offering price per share -
Class C ($100/12)                                     $   8.47(b)
                                                      ========


COMPOSITION OF NET ASSETS
Capital paid in                                        201,888
Undistributed net investment income                        168
Accumulated net realized loss                             (982)
Net unrealized appreciation                             19,149
                                                      --------
                                                      $220,223
                                                      ========


(a)  On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1997


(in thousands)

INVESTMENT INCOME
Interest                                               $13,518

EXPENSES
Management fee                            $ 1,294
Service fee                                   579
Distribution fee - Class B                    309
Distribution fee - Class C                    (a)
Transfer agent fee                            368
Bookkeeping fee                                91
Trustees fee                                   21
Audit fee                                      28
Legal fee                                       5
Custodian fee                                   7
Registration fee                               46
Reports to shareholders                        10
Other                                          24        2,782
                                          -------      -------
       Net Investment Income                            10,736
                                                       -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                               4,572
  Closed futures contracts                      5
                                          -------
       Net Realized Gain                                 4,577
                                                       -------
Change in net unrealized appreciation
(depreciation) during the period on:
  Investments                              (1,189)
  Open futures contracts                       45
                                          -------
       Net Change in Unrealized Depreciation            (1,144)
                                                       -------
       Net Gain                                          3,433
                                                       -------
Increase in Net Assets from Operations                 $14,169
                                                       =======

(a)  Rounds to less than one.

See notes to financial statements.

                         STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                           Year ended November 30
                                                        ------------------------
                                                         1997(a)          1996
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                   $ 10,736       $ 12,766
Net realized gain                                          4,577          1,722
Net unrealized depreciation                               (1,144)        (4,024)
                                                        --------       --------
    Net Increase from Operations                          14,169         10,464
Distributions:
From net investment income - Class A                      (9,102)       (10,994)
From net investment income - Class B                      (1,656)        (1,979)
From net investment income - Class C                          (1)           -
                                                        --------       --------
                                                           3,410         (2,509)
                                                        --------       --------
Fund Share Transactions
Receipts for shares sold - Class A                         8,069         12,464
Value of distributions reinvested - Class A                5,450          6,488
Cost of shares repurchased - Class A                     (41,496)       (51,021)
                                                        --------       --------
                                                         (27,977)       (32,069)
                                                        --------       --------
Receipts for shares sold - Class B                         1,089          3,033
Value of distributions reinvested - Class B                  962          1,129
Cost of shares repurchased - Class B                      (8,696)        (9,160)
                                                        --------       --------
                                                          (6,645)        (4,998)
                                                        --------       --------
Receipts for shares sold - Class C                           100            -
Value of distributions reinvested - Class C                    1            -
                                                        --------       --------
                                                             101            -
                                                        --------       --------
  Net Decrease from Fund Share Transactions              (34,521)       (37,067)
                                                        --------       --------
        Total Decrease                                   (31,111)       (39,576)
NET ASSETS
Beginning of period                                      251,334        290,910
                                                        --------       --------
End of period (including undistributed net
  investment income of $168 and $63, respectively)      $220,223       $251,334
                                                        ========       ========

NUMBER OF FUND SHARES
Sold - Class A                                               974          1,521
Issued for distributions reinvested - Class A                659            791
Repurchased - Class A                                     (5,014)        (6,241)
                                                        --------       --------
                                                          (3,381)        (3,929)
                                                        --------       --------
Sold - Class B                                               132            370
Issued for distributions reinvested - Class B                116            138
Repurchased - Class B                                     (1,050)        (1,119)
                                                        --------       --------
                                                            (802)          (611)
                                                        --------       --------
Sold - Class C                                                12            -
Issued for distributions reinvested - Class C                 (b)           -
                                                        --------       --------
                                                              12            -
                                                        --------       --------

(a)  Class C shares were initially offered on August 1, 1997.

(b)  Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 1997

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Tax-Exempt Insured Fund (the Fund), a series of Colonial Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Notes to Financial Statements/November 30, 1997
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fee), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each fund's pro rata portion of the combined average net assets of the Fund, Colonial Tax-Exempt Fund, and Colonial High Yield Municipal Fund as follows:

                 Notes to Financial Statements/November 30, 1997
--------------------------------------------------------------------------------

        AVERAGE NET ASSETS         ANNUAL FEE RATE
        ------------------         ---------------
        First $1 billion                0.60%
        Next $2 billion                 0.55%
        Next $1 billion                 0.50%
        Over $4 billion                 0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997, and continuing through calendar year 1997, the Transfer Agent fee will be reduced 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended November 30, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $11,208 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $125,849 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Notes to Financial Statements/November 30, 1997
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: For the year ended November 30, 1997, purchases and sales of investments, other than short-term obligations were $60,052,691 and $94,896,695, respectively.

Unrealized appreciation (depreciation) at November 30, 1997, based on cost of investments for both financial statement and federal income tax purposes was approximately:

   Gross unrealized appreciation               $19,149,000
   Gross unrealized depreciation                    -
                                               -----------
           Net unrealized appreciation         $19,149,000
                                               ===========

OTHER: The Fund has greater than 10% of its net assets at November 30, 1997 invested in both Illinois and Massachusetts.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended November 30, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                     Year ended November 30
                                             ------------------------------------
                                                             1997
                                              Class A      Class B    Class C (a)
                                              -------      -------    -----------
Net asset value -
   Beginning of period                       $  8.330      $ 8.330      $8.530
                                             --------      -------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.398        0.336       0.118
Net realized and
  unrealized gain (loss)                        0.136        0.136      (0.061) (b)
                                             --------      -------      ------
   Total from Investment
      Operations                                0.534        0.472       0.057
                                             --------      -------      ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
    income                                     (0.394)      (0.332)     (0.117)
                                             --------      -------      ------
Net asset value -
   End of period                             $  8.470      $ 8.470      $8.470
                                             ========      =======      ======
Total return (c)                                 6.63%        5.83%       0.68% (d)
                                             ========      =======      ======

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                     1.07%        1.82%       1.51  (f)
Net investment income(e)                         4.76%        4.01%       4.22% (f)
Portfolio turnover                                 26%          26%         26%
Net assets at end
of period (000)                              $181,543      $38,580      $  100


(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)  Annualized.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
99.72% of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

                                                         Year ended November 30
                                          --------------------------------------------------
                                                    1996                       1995
                                          Class A       Class B       Class A        Class B
                                          -------       -------       -------        -------
Net asset value -
   Beginning of period                    $  8.380      $ 8.380       $  7.450       $ 7.450
                                          --------      -------       --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.403        0.342          0.418         0.359
Net realized and
  unrealized gain (loss)                    (0.045)      (0.045)         0.935         0.935
                                          --------      -------       --------       -------
   Total from Investment
      Operations                             0.358        0.297          1.353         1.294
                                          --------      -------       --------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
    income                                  (0.408)      (0.347)        (0.423)       (0.364)
                                          --------      -------       --------       -------
Net asset value -
   End of period                          $  8.330      $ 8.330       $  8.380       $ 8.380
                                          ========      =======       ========       =======
Total return (a)                              4.48%        3.70%         18.55%        17.68%
                                          ========      =======       ========       =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                      1.05%(b)     1.80%(b)       1.05%(b)      1.80%(b)
Net investment income                         4.92%(b)     4.17%(b)       5.20%(b)      4.45%(b)
Portfolio turnover                              25%          25%            31%           31%
Net assets at end
of period (000)                           $206,713      $44,621       $240,894       $50,016


(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:


                    Year ended November 30
       -----------------------------------------------------
                 1994                           1993
        Class A       Class B           Class A      Class B
        -------       -------           -------      -------

       $  8.420       $ 8.420          $  8.080      $ 8.080
       --------       -------          --------      -------

          0.439         0.378             0.456        0.395

         (0.977)       (0.977)            0.338        0.338
       --------       -------          --------      -------

         (0.538)       (0.599)            0.794        0.733
       --------       -------          --------      -------


         (0.432)       (0.371)           (0.454)      (0.393)
       --------       -------          --------      -------

       $  7.450       $ 7.450          $  8.420      $ 8.420
       ========       =======          ========      =======
          (6.61)%       (7.31)%           10.00%        9.20%
       ========       =======          ========      =======


           1.05%         1.80%             1.07%        1.82%
           5.44%         4.69%             5.44%        4.69%
             36%           36%               12%          12%

       $198,909       $45,801          $241,610      $46,035

            REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST IV AND THE SHAREHOLDERS
  OF COLONIAL TAX-EXEMPT INSURED FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Tax-Exempt Insured Fund (a series of Colonial Trust IV) at November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
January 9, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE
CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information  . . . . . press 1

For account information  . . . . . . . . . . . . . . . . . . . . . .press 2

To speak to a service representative  . . . . . . . . . . . . . . . press 3

For yield and total return information  . . . . . . . . . . . . . . press 4

For duplicate statements or new supply of checks  . . . . . . . . . press 5

To order duplicate tax forms and year-end statements  . . . . . . . press 6
(February through May)

To review your options at any time during your call   . . . . . . . press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.

P.O. BOX 1722

BOSTON, MA  02105-1722

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Tax-Exempt Insured Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Tax-Exempt Insured Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

================================================================================
                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin &
Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation



[LOGO] LIBERTY FINANCIAL INVESTMENTS, INC. (C)1998
       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621



                                                        TI-02/514E-1197   (1/98)
================================================================================